                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                     FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OF 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         _____________________________


      Date of Report (Date of earliest event reported):   October 23, 1997


                         _____________________________


                     UNITED AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

                      ____________________________________


             Michigan                           000-18839                         38-2526913
  State or other jurisdiction of               Commission                 IRS Employer Identification
           incorporation                       File Number                          Number



          1155 Brewery Park Blvd., Suite 200, Detroit, Michigan  48207
                                (313) 393-0200
              (Address, including zip code and telephone number,
                including area code of Registrant's principal
                             executives offices)

FORM 8-K/A CURRENT REPORT

UNITED AMERICAN HEALTHCARE CORPORATION



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



         Effective October 23, 1997, the Registrant's Board of Directors, upon the recommendation of its Audit Committee, engaged Arthur Andersen LLP as the Registrant's principal accountant to audit its financial statements for the fiscal year ending June 30, 1998. Arthur Andersen LLP was selected by the Board of Directors following a selection process by the Audit Committee to select a single accounting firm to audit all of the Registrant's operations. Previously, Grant Thornton LLP served as the Registrant's principal accountant for substantially all of its operations, except for OmniCare Health Plan, Inc. of Tennessee ("OmniCare-TN") which was audited by Ernst & Young LLP. In addition, KPMG Peat Marwick LLP audited UltraMedix Health Care Systems, Inc. ("UltraMedix").



        The selection process was initiated upon the advice of Grant Thornton LLP and Ernst & Young LLP, both of which had previously recommended that the Registrant select a single principal accountant to audit the financial statements of the Registrant and its subsidiaries. Grant Thornton LLP, Ernst & Young LLP and KPMG Peat Marwick LLP have been notified of the engagement of Arthur Andersen LLP, and the discontinuance of their respective engagements as accountants for the Registrant, OmniCare-TN and UltraMedix, respectively. The Registrant had not, during its two most recent fiscal years, or any subsequent interim period prior to engaging Arthur Andersen LLP, consulted or engaged the latter for any purposes.



         Neither Grant Thornton LLP, Ernst & Young LLP nor KPMG Peat Marwick LLP have included, in either of the past two years, an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles, with respect to financial statements of the Registrant, OmniCare-TN or UltraMedix, respectively. A copy of the Form 8-K and the Form 8-K/A have been provided to Grant Thornton LLP, Ernst & Young LLP and Arthur Andersen LLP.


         Following the conclusion of the Registrant's fiscal 1997 audit, Grant Thornton LLP met with the Audit Committee of the Registrant's Board of Directors on October 22, 1997, at which meeting they discussed the audit and disagreements with management that Grant Thornton LLP concluded it had to report under applicable professional standards concerning financial accounting, reporting or auditing matters at the conclusion of their engagement. Grant Thornton LLP reported the following two disagreements with representatives of the Registrant's senior management:

         Cost of Existing Philadelphia Lease Not Used for Operating Purposes

         Grant Thornton LLP had advised management that a liability should have been recognized for the remaining cost of a long term operating lease, reduced by actual or probable sub-lease income, and discounted to the present value. During preliminary discussions, management stated that the Registrant was still engaged in business activity in Philadelphia and believed that the rent should be a period cost. Ultimately, management was unable to provide persuasive evidence to Grant Thornton LLP that the Company was currently engaged in significant business activity in the Philadelphia area. Management ultimately accepted Grant Thornton LLP's position, and Grant Thornton LLP reported that the disagreement was resolved to their satisfaction when the Registrant recorded an adjustment of approximately $195,000, net of applicable taxes, to recognize the liability.

         HealthScope Debt Restructuring

         Grant Thornton LLP advised management that a reduction in cost should be recognized for the exchange of notes receivable from HealthScope for a class of HealthScope's non-cumulative preferred stock, which is subordinated to other preferred stock and creditors. Grant Thornton LLP reported that the disagreement involved their judgment that the consideration received at the time of the restructuring needed to be discounted using venture capital yield rates in order to reflect fair value of the non-cumulative preferred stock. Management initially responded that HealthScope did not account for the transaction in this manner, that HealthScope's auditors did not require such an adjustment, and that the risk associated with this investment in HealthScope did not warrant the use of venture capital rates. After Grant Thornton LLP discussed the matter with HealthScope's auditors and the Registrant's Audit Committee, it determined that persuasive arguments or evidence against using such a discount factor were not provided. Grant Thornton LLP reported that ultimately the disagreement was resolved to their satisfaction when the Registrant recorded an adjustment of approximately $729,000 to reduce the cost of its investment in HealthScope.

         Both of the reported disagreements were discussed by the Audit Committee. The Audit Committee supported management's actions in accepting positions from Grant Thornton LLP, and believes that the Company has fully resolved the disagreements. The adjustments recorded upon the advice of Grant Thornton LLP were reported in the Registrant's Form 10-K for the fiscal year ended June 30, 1997. The Audit Committee has further authorized Grant Thornton LLP to respond fully to the inquiries of Arthur Andersen LLP concerning the subject matter of each of the foregoing disagreements.


        There were no disagreements with Ernst & Young LLP during the Registrant's last two years and the subsequent interim period on any matters under applicable professional standards concerning financial accounting, reporting or auditing matters at the conclusion of their engagement which would cause Ernst & Young LLP to make reference to the subject matter of disagreement in connection with its reports.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         The following exhibits are listed as part of this report:



         (a) Concurring Letter regarding change in Certifying Accountants dated November 12, 1997, from Grant Thornton LLP.


         (b) Concurring Letter regarding change in Certifying Accountants dated November 12, 1997, from Ernst & Young LLP.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          United American Healthcare Corporation


Date:  November 12, 1997
                                           /s/ JAGU VANAHARAM
                                           ---------------------------
                                           Jagu Vanaharam
                                           Senior Vice President,
                                           Finance & Treasurer

                        [GRANT THORNTON LLP LETTERHEAD]


November 12, 1997



Office of the Chief Accountant
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:   United American Healthcare Corporation
      File No. 000-18839

Dear Sir or Madam:


We have read Item 4 of the Form 8-K/A of United American Healthcare Corporation dated October 23, 1997, and agree with the statements contained therein insofar as the statements apply to Grant Thornton LLP. We have previously sent a letter to you dated October 30, 1997 which indicated that we had read Item 4 of the Form 8-K of United American Healthcare Corporation dated October 23, 1997 and agreed with the statements contained therein insofar as the statements applied to Grant Thornton LLP.


Very truly yours,

/s/GRANT THORNTON LLP

                        [ERNST & YOUNG LLP LETTERHEAD]




November 12, 1997





Securities and Exchange Commission


450 Fifth Street, N.W.

Washington, DC  20549




Gentlemen:



We have read Item 4 of Form 8-K/A dated November 12, 1997 of United American Healthcare Corporation and are in agreement with the statements therein insofar as the statements apply to Ernst & Young LLP. We have no basis to agree or disagree with other statements of the registrant contained therein.




                                                        /s/ERNST & YOUNG LLP